EXHIBIT 99.1

GreenPlex Services, Inc. Announces the Appointment

of a New Board of Directors and the Election of New Corporate Officers

Spokane, Washington,--(MacReport)—April 5, 2014 – GreenPlex Services, Inc. (“GSI” or “Company”) (OTC-BB: GPRX) has appointed the following individuals to serve as directors of the Company until the next annual meeting of the shareholders of the corporation, until their respective successors are elected and qualified, or until death, removal from office, or resignation.  The new members of the Board of Directors are:  1) Victor T. Foia; 2) Mark C. Hutchison; 3) Martin F. Murray, CPA; 4) Manuel F. Graiwer, Esq; 5) Roy Matthew Haskin; and 6) Bruce Gillis, MD.

The new Board of Directors appointed the following individuals to serve as Officers of the Company until their respective successors are appointed by the Board of Directors, or until death, removal from office, or resignation.  Victor T. Foia will serve at the CEO and President; Mark C. Hutchison, V.P. of Operations and Secretary; and Martin F. Murray CPA, Chief Financial Officer and Treasurer.

Victor T. Foia, the newly appointed CEO and President of GreenPlex stated that, “GreenPlex is very positive about the new and diverse management team assembled to manage and implement GreenPlex’s new business strategy.  Foia further stated that, “the new members of GreenPlex’s management team have pledged to undertake whatever is required to make Greenplex a successful and profitable public company as a service related enterprise in the new emerging Marijuana industry.

Foia also stated that, “Greenplex has done extensive work to develop revenue models and strategies that the management team believes will enhance shareholder value in the near future.”

This press release is neither an offer to sell nor a solicitation of an offer to buy shares of common stock or any other securities of GREENPLEX SERVICES, INC. and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act"). All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as "estimate," "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may" or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future sales, capital expenditures, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: oil and gas prices, our ability to raise capital, general economic or industry conditions nationally and/or in the communities in which our Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company's operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

More information about GREENPLEX SERVICES, INC. please contact investor relations:

Timothy Kuh

(509) 838-7019